UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 2, 2013

Date of Report (Date of earliest event reported)

Erickson Air-Crane Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200

Portland, Oregon 97239

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company” and “Erickson” refer to Erickson Air-Crane Incorporated and its subsidiaries on a consolidated basis.

Explanatory Note

This Amendment No. 1 amends the Current Report on Form 8-K filed on May 8, 2013 (the “Original Form 8-K”), to provide the financial statement information referred to in parts (a) and (b) of Item 9.01 below relating to our recently completed acquisition from Evergreen International Aviation, Inc. of 100% of the outstanding share capital of Evergreen Helicopters, Inc. (“Evergreen” and such transaction, the “Evergreen Acquisition”). Except as otherwise noted, this Amendment No. 1 does not modify or update the Original Form 8-K or the disclosures set forth therein or otherwise reflect events occurring after the filing thereof.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired

The audited consolidated financial statements of Evergreen as of December 31, 2012, February 29, 2012 and February 28, 2011 and for the years ended December 31, 2012, February 29, 2012, February 28, 2011 and February 28, 2010, together with the notes thereto and the auditors’ reports thereon, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Evergreen as of March 31, 2013 and for the three months ended March 31, 2013 and 2012, together with the notes thereto, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined financial information and explanatory notes, as required by this Item 9.01(b) relating to the Evergreen Acquisition, are attached hereto as Exhibit 99.3 and incorporated herein by reference.

Exhibits

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP.

23.2	Consent of GHP Horwath, P.C.

99.1	Evergreen Helicopters, Inc. and subsidiaries – audited consolidated financial statements as of December 31, 2012, February 29, 2012 and February 28, 2011 and for the years ended December 31, 2012, February 29, 2012, February 28, 2011 and February 28, 2010.

99.2	Evergreen Helicopters, Inc. and subsidiaries – unaudited consolidated financial statements as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.3	Unaudited pro forma condensed combined financial information relating to the Evergreen Acquisition as of December 31, 2012 and March 31, 2013, and for the year ended December 31, 2012 and for the three months ended March 31, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erickson Air-Crane Incorporated

Dated: June 10, 2013	By:	/s/ Edward Rizzuti
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Crowe Horwath LLP.

23.2	Consent of GHP Horwath, P.C.

99.1	Evergreen Helicopters, Inc. and subsidiaries – audited consolidated financial statements as of December 31, 2012, February 29, 2012 and February 28, 2011 and for the years ended December 31, 2012, February 29, 2012, February 28, 2011 and February 28, 2010.

99.2	Evergreen Helicopters, Inc. and subsidiaries – unaudited consolidated financial statements as of March 31, 2013 and for the three months ended March 31, 2013 and 2012.

99.3	Unaudited pro forma condensed combined financial information relating to the Evergreen Acquisition as of December 31, 2012 and March 31, 2013, and for the year ended December 31, 2012 and for the three months ended March 31, 2013.